Exhibit 10.63
AMENDMENT NO. 2 TO CONTRIBUTION AGREEMENT
     THIS AMENDMENT NO. 2 TO CONTRIBUTION AGREEMENT (this “Agreement”), dated as of October 4, 2010, by and among Campus Crest Communities, Inc., a Maryland corporation (the “Company”), and Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Company, the “Company Entities”), and MXT Capital, LLC, a Delaware limited liability company (“MXT”, and also referred to herein as the “Sponsor”).
W I T N E S S E T H:
     WHEREAS, the Company Entities and MXT have entered into that certain Contribution Agreement, dated as of May 13, 2010, and that certain Amendment No. 1 to Contribution Agreement, dated as of September 15, 2010 (as amended, the “Contribution Agreement”); and
     WHEREAS, the Company Entities and MXT desire to amend certain provisions of the Contribution Agreement.
     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Contribution Agreement hereby agree that the Contribution Agreement shall be amended as follows:
     1. Amendment to Section 1.3. Section 1.3 of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:
          “Consideration for the Formation Transactions. Upon the Closing, MXT, in exchange for the MXT Interests (as defined herein), shall receive from the Operating Partnership 232,593 limited partnership units in the Operating Partnership (the “MXT OP Units”) and $3,334,062 of the net proceeds of the IPO in cash or other immediately available funds (the “Exchange Consideration”).”
     2. Remainder of Contribution Agreement Unchanged. Except as amended by this Amendment, the Contribution Agreement shall otherwise remain in full force and effect.
     3. Governing Law. This Amendment shall be governed by and construed under the laws of the State of North Carolina, without giving effect to choice of law principles thereof.
     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY ENTITIES: CAMPUS CREST COMMUNITIES, INC.
By:	/s/ Donald L. Bobbitt, Jr.
	Name:	Donald L. Bobbitt, Jr.
	Title:	Chief Financial Officer

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP
By:	Campus Crest Communities GP, LLC,
Its General Partner

By:	Campus Crest Communities, Inc.
Its Sole Member
By:	/s/ Donald L. Bobbitt, Jr.
	Name:	Donald L. Bobbitt, Jr.
	Title:	Chief Financial Officer

SPONSOR: MXT CAPITAL, LLC
By:	Campus Crest Properties, LLC,
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager